Exhibit 99.3 3rd Quarter Earnings Conference Call October 20, 2023

2 Third quarter 2023 overview Continue to generate consistent, sustainable long-term performance (1) Non-GAAP, see appendix for reconciliation. Key Performance Metrics 3Q23 Reported Net Income Available to Common Shareholders $465M Diluted Earnings Per Share $0.49 Total Revenue $1.9B Non-Interest Expense $1.1B Pre-Tax Pre-Provision Income(1) $764M Efficiency Ratio 58.5% Net-Charge Offs / Avg Loans 0.40% Highlights • One of the best ROATCE(1) in the peer group of 20.6% (14.6% ex. AOCI) • Continue to benefit from strong and diverse balance sheet with strong capital, robust liquidity, and prudent credit risk management • Proactive hedging strategies position us for success in any interest rate environment • Continued focus on disciplined capital allocation and risk- adjusted returns • Benefiting from strategic investments in LOBs

3 • Avg business loans remained stable; expect increased lending opportunities but reserving capital for full relationship business • Avg consumer loans increased 1% as growth in avg mortgage and EnerBank partially offset by declines in home equity and run- off in exit portfolios ◦ Other Consumer includes ~3% growth in avg EnerBank loans • Expect 2023 reported ending loan balances to grow in the low-single digits compared to 2022 Loans Softening demand but continuing to support our clients $94.7 $99.2 $98.9 63.2 66.0 65.4 31.5 33.2 33.5 3Q22 2Q23 3Q23 (Ending, $ in billions) $94.7 $98.6 $98.8 62.4 65.7 65.4 32.3 32.9 33.4 3Q22 2Q23 3Q23 Loans and leases (Average, $ in billions) Business loansConsumer loans QoQ highlights & outlook

4 $135.4 $127.0 $126.2 85.5 81.6 81.0 38.3 35.3 34.7 9.4 7.2 7.8 2.2 2.9 2.7 3Q22 2Q23 3Q23 $135.5 $125.5 $125.2 84.7 81.0 80.0 39.1 34.9 34.9 9.5 7.4 7.5 2.2 2.2 2.8 3Q22 2Q23 3Q23 Deposits Normalization occurring as expected (1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits) Wealth Mgt Other(1) Consumer Bank Corporate Bank QoQ highlights & outlook • Deposit base remains a source of strength, balances continue to perform as expected • Modest deposit declines, in line with expectations, largely driven by late- cycle rate-seeking behavior • Corporate Bank customer liquidity under management remains stable • Focus on attracting and retaining a diverse and granular deposit base with high primacy, which drives loyalty & trust and supports funding stability • Ending total deposits are expected to be stable to modestly lower in 4Q; Expect continued re-mixing into interest-bearing categories (Ending, $ in billions) Deposits by Segment (Average, $ in billions)

NII & margin performance

GENERATING Consistent Sustainable Long-term Performance

FTE NII and NIM

($ in millions)



$1,274
$1,393
$1,304
3.53%
4.04%
3.73%
3Q22
2Q23
3Q23
NII
NIM

NII Attribution



$1,381
$1,291
2Q23
Market Rates(1)
Deposit Cost/Mix
Hedges
Lease Yield Adj.
Days / Other
3Q23

	2Q23	Market Rates[1]	Deposit Cost/Mix	Hedges	Lease Yield Adj.	Days / Other	3Q23
NII		+$69M	-$108M	-$49M	-$8M	+$6M	-$90M
NIM		+20bps	-31bps	-14bps	-2bps	-4bps	-31bps

Drivers of NII and NIM

- NII -$90M, or -6.5% QoQ; NIM -31bps to 3.73%
- Higher long-term rates increase new production fixed-rate asset yields and reduce securities premium amortization[1]
- Higher short-term rates overcome by deposit balance and pricing normalization
  - 3Q deposit cost = 1.16%
  - 3Q interest-bearing deposit cost = 1.81% (34% cycle-to-date beta)
- Beginning of active period on $6B of previously added, forward starting hedges reduces NII in the current rate environment; reduces NII volatility to future rate moves
- Negative one-time, leveraged lease residual value adjustment in 3Q

Expectations for 4Q23 & Beyond[2]

- As Fed Funds nears a peak, NII and NIM will see declines from deposit cost normalization and forward starting swaps, offset by asset turnover at higher rates
  - 4Q23 NII expected to decline ~5% vs 3Q23
  - 2023 NII expected to grow ~11% vs 2022
  - 2024 NII expected to stabilize over the first half of the year and grow over the back half of the year
- Assumes ~40% cycle-to-date int-bearing deposit beta by year-end 2023

(1) Market rate impacts include contractual loan, cash and borrowings repricing; fixed asset turnover at higher market rates; securities premium amortization net discount accretion roughly flat vs 2Q at $19M. (2) Expectations assume flat 09/30/2023 rates: upper-end Fed Funds range ends 2023 at ~5.5%; remaining 2023 avg 10-year U.S. Treasury yield 4.59%.

REGIONS 5

Hedging strategy update

GENERATING Consistent Sustainable Long-term Performance

Cash Flow Hedge Notional[1]

(Quarterly Avg)



Swaps
Collars

(Annual Avg)



as of 9/30/2023	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2023	2024	2025	2026	2027	2028
Swap Notional - 2Q23	$14.9B	$18.0B	$21.0B	$21.1B	$20.1B	$19.5B	$19.6B	$13.0B	$20.4B	$19.0B	$15.5B	$10.7B	$4.9B
3Q23 Swap Changes	-	-	-	-	-	-	-	-	-	-	+$1.1B	+$1.5B	+$1.5B
Swap Notional - 3Q23	**$14.9B**	**$18.0B**	**$21.0B**	**$21.1B**	**$20.1B**	**$19.5B**	**$19.6B**	**$13.0B**	**$20.4B**	**$19.0B**	**$16.7B**	**$12.2B**	**$6.4B**
Swap Receive Rate[1]		**3.00%**	**2.89%**	**2.89%**	**2.83%**	**2.85%**	**2.85%**	**3.07%**	**2.86%**	**2.92%**	**2.94%**	**2.94%**	**2.99%**
Collar Notional[2]			**$0.5B**	**$0.5B**	**$1.5B**	**$1.5B**	**$2.0B**		**$1.0B**	**$2.0B**	**$2.0B**	**$2.0B**	**$1.0B**

Program Overview

- **Legacy Hedging Program:** Performed as designed, limiting NII & NIM downside during a low-rate environment
- **2021:** Completed hedge repositioning to purposely open rate exposure prior to rates rising
- **2022-23:** Added meaningful future protection at rate levels supportive of longer-term margin goals

Balance Sheet Positioning

- Mostly "neutral" interest rate risk position for 2024-25
- Constructed well-protected margin in the mid-3%s
- Monitoring deposit performance and its effect on interest rate sensitivity

Current Focus

- Continue to look for opportunities to add protection in outer years at attractive levels
  - Added $1.5B in forward-starting (Apr '26), 3-year receive-fixed swaps (3.46%)
  - Added $500M of forward-starting (Jan '25), 4-year costless collars
- Added small amount of fair value, pay fixed swaps[3] to hedge near-term portion of securities reinvestment and associated AOCI

REGIONS 6

(1) Floating rate leg of swaps vs overnight SOFR. (2) Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. (3) $200M in 3yr pay fixed, spot starting, fair value hedges versus overnight SOFR were executed across Q3 through 10/6/23.

7 Adj. Non-Interest Income $606 $576 $567 3Q22 2Q23 3Q23 Change vs ($ in millions) 3Q23 2Q23 3Q22 Service charges $142 (6.6)% (9.0)% Card and ATM fees 126 (3.1)% —% Capital markets (Ex CVA/DVA) 67 (13.0)% (6.9)% Capital markets - CVA/DVA (3) 66.7% (114.3)% Wealth management income 112 1.8% 3.7% Mortgage income 28 7.7% (24.3)% Non-interest income (1) Non-GAAP; see appendix for reconciliation. • Expect full-year 2023 adjusted total revenue to be up 5-6% compared to 2022 QoQ outlook Total revenue outlook • NIR decreased 2% on a reported and adjusted(1) basis as modest increase in mortgage and wealth management income was offset by declines primarily in service charges and capital markets • Mortgage benefited from $6.2B MSR bulk purchase in early 3Q • Expect FY23 service charges of ~$590M; Treasury Mgmt. revenue on track to produce another record year • Total capital markets income decreased $4M; ex. CVA/DVA decreased 13% sequentially, as increases in M&A fees were offset by declines in most other categories ◦ ($3)M CVA/DVA adjustment; $6M improvement vs. 2Q ◦ Expect 4Q23 capital markets revenue in $60-$80M range ex. CVA/DVA Non-Interest Income $605 $576 $566 3Q22 2Q23 3Q23 ($ in millions) ($ in millions) (1)

Non-interest expense



Non-Interest Expense
($ in millions)
$1,170
$1,111
$1,093
62.3%
56.4%
58.5%
3Q22
2Q23
3Q23
Non-interest expense
Efficiency ratio



Adj. Non-Interest Expense(1)
($ in millions)
$988
$1,110
$82
$1,089
$53
52.6%
56.4%
58.2%
3Q22
2Q23
3Q23
Adjusted non-interest expense(1)
Incremental operational losses
Adjusted efficiency ratio(1)



Adj. Non-Interest Expense(1)(2)
($ in millions)
2.3% CAGR
$3,387
$3,419
$3,434
$3,443
$3,541
$3,698
$3,886
2016
2017
2018
2019
2020
2021
2022

GENERATING Consistent Sustainable Long-term Performance

QoQ highlights & outlook

- Non-interest expense decreased ~2% on a reported and adjusted basis[1]; Ex. incremental operational losses in both quarters, 2% decline in adj. NIE would have been a 1% increase
  - Incremental operational losses of $82M in 2Q and $53M in 3Q are associated with elevated fraud
- Salaries & benefits decreased ~2% due to lower incentives and payroll taxes
- FDIC special assessment of ~$111M expected in 4Q23 (assumes adopted as drafted; is not included in FY23 expectation)
- Other NIE increased 12% primarily driven by a $7M pension settlement charge
- Committed to prudent expense management focusing on largest categories- S&B, occupancy and vendor spend
- Expect full-year 2023 adjusted NIE to increase ~9.5% compared to 2022; Ex. $135M in incremental operational losses (2Q+3Q), expect 2023 adjusted NIE to be up ~6% compared to 2022

(1) Non-GAAP; see appendix for reconciliation. (2) Adjusted NIE in 2020-2022 were impacted by 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and ClearSight Advisors.

REGIONS 8

Asset quality

Underlying credit performance continues to normalize as expected

GENERATING
Consistent Sustainable
Long-term Performance

Net charge-offs

($ in millions)


0.46%
0.33%
0.40%
0.19%
$110
$63
$47
$81
$101
3Q22
2Q23
3Q23
Adjusted Net Charge-Offs(1)
Net Charge-Offs Ratio
Adjusted Net Charge-Offs Ratio(1)
3Q22 Consumer Loan Sale(2)

- 3Q annualized NCOs totaled 40 bps, increasing 7 bps QoQ and included elevated losses in a discontinued solar program at EnerBank and lower commercial recoveries
- 3Q NPLs, business services criticized loans and total delinquencies increased; 3Q NPL increase attributable primarily to one large collateralized information credit in C&I and two Sr Housing facilities in IRE
- 3Q ACL/Loans ratio increased 5 bps; total ACL $ increase attributable to adverse risk migration and continued normalization, as well as an increase in qualitative adjustments for incremental risk in certain portfolios
    - ACL on Office Portfolio increased to 3.1%; single office loan on non-performing status is paying as agreed under modified terms; Continue to remain confident about composition of Office Portfolio
- Expect full-year 2023 NCOs to be slightly above 35 bps; Expect historical through-the-cycle annual NCOs range of 35-45 bps in 2024

Allowance for Credit Losses (ACL)

($ in millions)


$1,539
$1,633
$1,677
311%
332%
261%
1.63%
1.65%
1.70%
3Q22
2Q23
3Q23
ACL
ACL/Loans
ACL/NPLs

Non-Performing Loans (NPLs)

($ in millions)


$495
$492
$642
0.52%
0.50%
0.65%
3Q22
2Q23
3Q23
NPLs - excluding LHFS
NPL/Loans

REGIONS 9

(1) Non-GAAP; see appendix for reconciliation. (2) $94M reserve release less $63M fair value mark through charge-offs = $31M net provision benefit.

Capital and liquidity

GENERATING Consistent Sustainable Long-term Performance

Tier 1 capital ratio[1]



10.6%
11.4%
11.6%
3Q22
2Q23
3Q23

Common equity Tier 1 ratio[1]



9.3%
10.1%
10.3%
3Q22
2Q23
3Q23

Loan-to-deposit ratio[2]



70%
78%
78%
3Q22
2Q23
3Q23

QoQ Highlights & Outlook

- **Basel III Endgame** - estimate a low to mid-single digit increase in RWAs under the Expanded Risk Based Approach in addition to the phase-in of AOCI into regulatory capital
    - CET1 adjusted to include AOCI at 9/30 is estimated at 7.6%[3]
- **Minimum Long-Term Debt** - ~$6B of LTD issuance need over several years
- Common Equity Tier 1 (CET1) ratio[1] increased to 10.3%, reflecting solid capital generation through earnings partially offset by common & preferred stock dividends
- From 4Q23 through 3Q24, the Stress Capital Buffer will remain at 2.5%
- Anticipate continuing to manage CET1 at ~10% over the near term
- In 3Q, Regions declared $225M in common dividends and executed no share repurchases
- Total primary liquidity (TPL) as of 9/30 was ~$38.5B[4] from readily available sources; TPL including BTFP and Discount Window was ~$56.8B[4]

(1) Current quarter ratios are estimated. (2) Based on ending balances. (3) Non-GAAP; see appendix for reconciliation. (4) This includes a $2.3B Bank Term Funding Program par vs. market value benefit.

REGIONS 10

2023 expectations

GENERATING Consistent Sustainable Long-term Performance

FY 2023 Expectations	
Total Adjusted Revenue (from adjusted 2022 of $7,165)(1)(2)(3)	up 5-6%
Adjusted Non-Interest Expense (from adjusted 2022 of $3,886)(1)(2)	up ~9.5%
Ending Loans (from ending 2022 of $97,009)	grow low-single digits
Ending Deposits (from ending 9/30/23 of $126,199)	stable to modestly lower in 4Q
Net Charge-Offs / Average Loans	slightly above 35 bps
Effective Tax Rate	21-22%

SOUNDNESS PROFITability GROWTH

Expectations for 4Q23 & Beyond

- 4Q23 NII expected to decline ~5%(3) QoQ; 2023 NII expected to grow ~11%(3) vs 2022
    - 2024 NII expected to stabilize over the first half of the year and grow over the back half of the year
- Expect FY23 service charges of ~$590M
- Expect 4Q23 capital markets revenue in $60-$80M range ex. CVA/DVA
- Ex. $135M in YTD incremental operational losses (2Q+3Q), 2023 adjusted NIE growth is expected to be up ~6% compared to 2022; FDIC special assessment of ~$111M expected in 4Q23 (assumes adopted as drafted; is not included in FY23 expectation)
- Expect historical through-the-cycle annual NCOs range of 35-45 bps in 2024
- Anticipate continuing to manage CET1 at ~10% over the near term

(1) Non-GAAP, see appendix for reconciliation. (2) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the attached appendix or in previous filings with the SEC. (3) Expectations assume 09/30/2023 rates: upper-end Fed Funds range ends 2023 at ~5.5%; remaining 2023 avg 10-year U.S. Treasury yield 4.59%.

REGIONS 11

12 Appendix

13 Selected items impact Third quarter 2023 highlights (1) Non-GAAP, see appendix for reconciliation. (2) Based on income taxes at an approximate 25% incremental rate. (3) Items impacting results or trends during the period, but are not considered non-GAAP adjustments. ($ amounts in millions, except per share data) 3Q23 QoQ Change YoY Change Net interest income $ 1,291 (6.5)% 2.3% Provision for (benefit from) credit losses 145 22.9% 7.4% Non-interest income 566 (1.7)% (6.4)% Non-interest expense 1,093 (1.6)% (6.6)% Income before income taxes 619 (15.0)% 10.1% Income tax expense 129 (12.2)% (3.0)% Net income 490 (15.7)% 14.2% Preferred dividends 25 —% —% Net income available to common shareholders $ 465 (16.4)% 15.1% Diluted EPS $ 0.49 (16.9)% 14.0% Summary of third quarter results (amounts in millions, except per share data) 3Q23 Pre-tax adjusted items(1): Branch consolidation, property and equipment charges $ (1) Salary and employee benefits—severance charges (3) Securities gains (losses), net (1) Total pre-tax adjusted items(1) $ (5) Diluted EPS impact(2) $ — Additional selected items(3): Provision in excess of net charge-offs $ (44) Capital markets income (loss) - CVA/DVA (3) Residential MSR net hedge performance 4 Pension settlement charges (7) Incremental operational losses related to check fraud (53)

Growth in digital

GENERATING Consistent Sustainable Long-term Performance

Digital Usage

Active Users *(Millions)*[1]



+14%
2.25
2.39
2.55
3Q21
3Q22
3Q23

Mobile Banking

Mobile Banking Log-Ins *(Millions)*



+14%
158
156
180
3Q21
3Q22
3Q23

Customer Transactions[3][4]



Non-Digital
Digital
31%
69%
29%
71%
26%
74%
3Q21
3Q22
3Q23

Sales and Transactions

Digital Sales *(Accounts in Thousands)*[2]



+22%
83.8
12.5
71.3
86.8
16.5
70.3
102.0
14.6
87.4
3Q21
3Q22
3Q23
Deposits
Lending

Consumer Checking Sales by Channel[5]



2%
73%
25%
2%
75%
23%
2%
67%
31%
3Q21
3Q22
3Q23
Digital
Contact Center
Branch

Deposit Transactions by Channel



45.5%
33.1%
21.4%
45.8%
32.5%
21.7%
44.8%
32.3%
22.9%
3Q21
3Q22
3Q23
Branch
Mobile
ATM

Zelle Transactions *(Millions)*



+72%
2.40
3.20
4.14
3Q21
3Q22
3Q23

Mobile App Rating



12:34
100%
Regions
GET
Ratings & Reviews
See All
4.8
out of 5
Tap to Rate:

(1) Total number of unique customers who have successfully authenticated and logged into the mobile app at least once within the last 90 days. (2) Digital sales represent deposit accounts opened and loans booked. (3) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (4) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (5) Includes cross-channel sales capabilities through digital banker dashboard applications

REGIONS 14

Investments in our businesses

Investments in talent, technology and strategic acquisitions continue to pay off

GENERATING Consistent Sustainable Long-term Performance

CORPORATE

Treasury Management revenue grew 9% YoY[1]; Global Trade Services dollar volume up 18% YoY, driven in part by investments in talent

Clearsight fees up 36% YoY; Real Estate Capital Markets fees up 18% YoY

Small Business initiatives driving results: Ascentium Capital generating solid loan production & cross-sell opportunities; new Franchise Lending unit continues to build momentum, with YTD loan production doubling 2022 performance

Modernized existing CRM to Salesforce Financial Services Cloud

Continued focus on fraud prevention through cybersecurity enhancements

CONSUMER

Mobile users increased 6.7% YoY

Industry leading Customer Satisfaction

EnerBank generating high quality loans, 782 average FICO for loans originated in 3Q23

Increased marketing in strategic growth markets; ~5% increase for FY 2023

$6.2B MSR acquisition completed in July 2023

1st in VISA Power Score for 38 consecutive quarters on Debit

Continue to grow consumer net checking accounts ~1%+ per year

Average balance of new checking customers is higher than pre-pandemic new account vintages by 10-15%

WEALTH

Increase in revenue per quality relationship[2] of 5%

Digital efforts driving 13x increase YoY in web traffic to PWM landing page on Regions.com, resulting in higher utilization of Guided Discovery, Wealth Management's online lead generation solution

Transforming how we serve our clients through Wealth Client IQ, surpassing retention goal of 93.4% YTD driving an additional $1.8M of revenue

Investment Management & Trust revenue up 7% over 3Q22

Focused efforts around Building High Performing Teams by hosting *Wealth Connections*, our DEI forum, bringing a sense of belonging and connection amongst Wealth associates to continue driving engagement

(1) YTD Treasury Management Revenue Growth, September '22 to September '23, YoY Trade Services Dollar Volume Growth, September '22 to September'23. (2) Quality Relationships defined as having a cumulative $500K in loans, deposits and IM&T accounts, revenue per Quality Relationship measured over TTM, Aug '23 vs Dec '22.

REGIONS 15

Treasury Management

GENERATING Consistent Sustainable Long-term Performance

Enabling our clients to optimize cash flow and manage risk with a comprehensive & competitive suite of Treasury Management solutions

Steadily Growing our Treasury Management Business

- +9% Treasury Management Revenue[1]
- +8% Portfolio of Treasury Management Clients[2]
- +8% Digital, Payment & Integrated Services Revenue[3]
- +18% Global Trade Services Dollar Volume[4]

Earning Recognition for Excellence in Global Trade Finance

EXIM EXPORT-IMPORT BANK OF THE UNITED STATES

- 2022 Deal of the Year
- Lender of the Year (2021)
- Highest Delegated Lender Authority
- EX-IM Medium Term Note Financing

SBA

- Export Working Capital Lender of the Year (2022 & 2019)
- #1 SBA Export Lender for 4 Consecutive Years
- Export Working Capital Preferred Lender

Continually Investing in Technology & Talent

- Delivering capabilities in line with our **"Build/Partner/Invest"** strategy
- Expanding client access via **enhanced digital solutions** and **expanded self-service capabilities**
- Providing additional **online and mobile functionality**
- Launching new **cash flow management tools** and leveraging **APIs**, including new **secure connectivity tools for companies' enterprise systems**
- Enhancing **fraud mitigation** resources
- Simplifying **business travel management** with new Commercial Pay solution
- Adding **Treasury Management sales talent** in core & expansion markets as well as product & support functions
- Expanding support for subsidiaries of international corporations operating in the U.S. by launching the **International Subsidiaries Banking group**

REGIONS 16

(1) YTD Treasury Management Revenue Growth, September '22 to September '23. (2) YoY Client Growth, August '22 to August '23. (3) YoY Digital, Payments & Integrated Revenue, August '22 to August '23 (4) YoY Trade Services Dollar Volume Growth, September '22 to September '23.

Securities portfolio provides downside rate protection / liquidity

GENERATING Consistent Sustainable Long-term Performance

- Portfolio constructed to protect against changes in market rates
  - Duration is fully extended at ~4.5 years as of 9/30/2023; provides offset to long-duration deposit book
  - ~36% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs)
  - MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations
- 96% US Government or Agency guaranteed
  - $1.0B high quality, investment grade corporate bond portfolio is short-dated (2.1 year duration) and well diversified across sectors and issuers
  - The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties
- 97% classified as Available-for-Sale
- In Q3, reinvestment was accretive to portfolio yield by ~3.25% vs paydowns/maturities
- Pre-Tax unrealized losses on AFS Securities expected to decline ~21% by year end 2024 and ~36% by year end 2025(2)

Securities portfolio composition(1)(3)



Corporate Bonds
4%
Agency/UST
8%
Non-Agency CMBS
—%
Agency CMBS
28%
$27.0B
Agency MBS
60%

Pre-Tax AFS Unrealized Losses(2)

% Represents Cumulative Decline



$—
$(2)
$(4)
$(6)
-6%
-21%
-36%
09/30/23
YE 2023
YE 2024
YE 2025

(1) Includes AFS securities, the $4.1B unrealized AFS loss, and $772M HTM securities as of 9/30/2023 (excludes $69.3M unrealized HTM loss)
(2) $ in Billions. Estimated, using market forwards and portfolio as of 9/30/2023
(3) $200M in 3yr pay fixed, spot starting, fair value hedges versus overnight SOFR were executed across Q3 through 10/6/2023

REGIONS 17

Higher Risk Industry Segments

(Outstanding balances as of September 30, 2023)

GENERATING Consistent Sustainable Long-term Performance

Business Services High Risk Segments						
Portfolio ($ in millions)	BAL$[1]	% of Total Loans	NPL	NPL/Loans	ACL	ACL/Loans
Consumer Discretionary Goods *Retail Trade & Consumer Manufacturing*	$3,065	3.1%	$19	0.6%	$57	1.9%
Freight Transportation *Transportation & Warehousing*	1,021	1.0%	20	2.0%	41	4.1%
Healthcare *Goods and Services & Facilities*	1,778	1.8%	21	1.2%	49	2.7%
Office	***1,640***	***1.7%***	***49***	***3.0%***	***51***	***3.1%***
Senior Housing	1,489	1.5%	120	8.1%	50	3.4%
Total High Risk Segments	**$8,993**	**9.1%**	**$229**	**2.6%**	**$248**	**2.8%**

Ongoing Portfolio Surveillance

- **Consumer Discretionary:** Consumers continue to limit spending on goods, focusing instead on services and experiences; consumer behaviors are gradually normalizing with demand patterns returning for many retailers
- **Freight Transportation:** Smaller trucking firms operating in the spot market remains in focus; however, freight, transportation, and shipping costs have all declined from their peaks, which should provide some margin stabilization
- **Healthcare:** The sector has experienced negative risk migration over the last year primarily due to rising costs (labor, goods, lack of pricing power related to insurance reimbursements); consistent demand for Healthcare should help the industry navigate a challenging environment in the long term
- **Senior Housing:** Senior living occupancy increased in the third quarter; however, two facilities were moved into non-performing status in 3Q attributable to higher interest rates, elevated operating costs, and COVID overhang impacting occupancy

- Office: As defined by CoStar[2], office secured loan commitments consists of 94% Class A and 6% Class B property types
  - WA LTV ~63.5% (based on appraisal at origination or most recent received); Sensitized WA LTV ~92.02% using GreenStreet[3]
  - 63.4% of secured committed exposure is located in the Sunbelt of which 91.6% is Class A.
  - 74% of secured committed exposure is in Suburban locations with 26% in Urban
  - Average property leasing status for maturing office loans (next 12 months) is ~85.4% (~81.3% Occupancy)
  - 39% of secured committed exposure is Single-Tenant
  - Single loan on NPL status paying as agreed under modified terms

REGIONS 18

(1) Amounts exclude PPP loans and Held For Sale loans. (2) CoStar is an industry leader in CRE data & analytics. CoStar data as of June 30, 2023.
(3) GreenStreet Commercial Property Price Index as of October 5, 2023 - change in commercial property value for business office at a 31% discount.

Commercial Real Estate[1]

GENERATING Consistent Sustainable Long-term Performance

Highly Diversified Total IRE Portfolio

(including Unsecured CRE)



$15.65B
Res. Homebuilders 6.5%
Other 4.8%
Hotel 4.9%
Healthcare 8.5%
Retail 9.0%
Residential Land 0.4%
Business Offices 10.5%
Data Center 2.2%
Diversified 14.4%
Condo 0.1%
Industrial 14.0%
Commercial Land 0.1%
Apartments 24.6%

Yearly IRE Loan Maturities



$3,000
$2,000
$1,000
$–
14%
33%
29%
14%
7%
3%
4Q23
2024
2025
2026
2027
>5years
Multi-Family
Office
Other Real Estate
Total Real Estate

REITs within Total:



$5.5B
Business Offices 3%
Data Center 4%
Diversified 24%
Hotel 10%
Industrial 22%
Other 11%
Retail 19%
Apartments 7%

	$ in billions		% of Total Loans
Unsecured CRE *(incl. REITS)*	$	6.91	7.0 %
IRE		8.74	8.8 %
Total[2]	**$**	**15.65**	**15.8 %**

Key Portfolio Metrics

- Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity
  - 67% of REITs are investment grade or mapped to IG risk rating (provide loss insulation to overall portfolio)
  - Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors
- Business Offices secured = ~90% / unsecured = ~10%
- Total IRE (incl unsec. CRE) to Risk Based Capital[3]: 116% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 23% are well below supervisory limits (300%/100%)

(1) Outstanding balances as of 09/30/2023. (2) Excludes $5.1 billion of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (3) Based off 6/30/2023 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices".

REGIONS 19

Allowance for credit losses waterfall

GENERATING Consistent Sustainable Long-term Performance

($ in millions)



$1,633
$47
$15
$(18)
$1,677
06/30/2023
Portfolio Changes
Economic/ Qualitative Changes
Specific Reserve Changes
09/30/2023

QoQ highlights

- 3Q allowance increased $44M compared to the prior quarter, resulting in a $145M provision expense
- Key drivers of the net increase in ACL:
  - Adverse risk migration and continued credit quality normalization
  - Increased qualitative ACL due to elevated risk in Commercial Real Estate and EnerBank
  - The increases were partially offset by decreases in specific reserves driven by charge-offs and low loss content in large non-performing borrowers
  - Changes in the economic scenario from June to September were modest and did not have a material impact on the ACL

REGIONS 20

21 Pre-R&S period 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 3Q2025 Real GDP, annualized % change 3.6% 0.4% 1.0% 0.9% 1.3% 1.7% 1.8% 1.9% 1.9 % Unemployment rate 3.7% 3.7% 3.9% 4.0% 4.2% 4.3% 4.3% 4.2% 4.2 % HPI, year-over-year % change 2.7% 1.6% (0.5) % (2.7) % (3.0) % (1.9) % (0.5) % 1.3% 1.7 % CPI, year-over-year % change 3.6% 3.7% 3.5% 3.5% 3.2% 2.6% 2.4% 2.3% 2.3 % Base R&S economic outlook (as of September 2023) • A single, base economic forecast represents Regions’ internal outlook for the economy over the reasonable & supportable forecast period. • Economic uncertainty is accounted for through qualitative adjustments to our modeled results. • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments. Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

22 As of 9/30/2023 As of 12/31/2022 (in millions) Loan Balance ACL ACL/Loans Loan Balance ACL ACL/Loans C&I $51,604 $664 1.29% $50,905 $628 1.23 % CRE-OO mortgage 4,833 111 2.30% 5,103 102 2.00 % CRE-OO construction 270 7 2.47% 298 7 2.29 % Total commercial $56,707 $782 1.38% $56,306 $737 1.31 % IRE mortgage 6,436 144 2.23% 6,393 114 1.78 % IRE construction 2,301 43 1.90% 1,986 28 1.38 % Total IRE $8,737 $187 2.15% $8,379 $142 1.69 % Residential first mortgage 20,059 104 0.52% 18,810 124 0.66 % Home equity lines 3,240 79 2.42% 3,510 77 2.18 % Home equity loans 2,428 24 0.99% 2,489 29 1.17 % Consumer credit card 1,261 130 10.33% 1,248 134 10.75 % Other consumer- exit portfolios 356 30 8.29% 570 39 6.80 % Other consumer 6,154 341 5.54% 5,697 300 5.28 % Total consumer $33,498 $708 2.11% $32,324 $703 2.18 % Total $98,942 $1,677 1.70% $97,009 $1,582 1.63 % Allowance allocation

23 All Other Commercial 3.6% Investor Real Estate 13.4% Financial Services 11.3% CRE Unsecured, including REITs 10.5% Govt. Education 10.1% Consumer Services 8.7% Technology Services 8.3% Manufacturing 7.2% Energy 2.5% Agriculture 0.5% Utilities 4.6% Business Services 7.8% Distribution 6.5% Healthcare 5.0% Well positioned for next downturn $65.4B Highly Diversified Business Portfolio(1) (1) Balances as of 09/30/2023. (2) CRE Unsecured consists 76% of REITs. (2)

24 Consumer lending portfolio statistics • Avg. origination FICO 764 • Current LTV 53% • 98% owner occupied • Avg. origination FICO 778 • Current LTV 34% • 67% of portfolio is 1st lien • Avg. loan size $34,791 • $79M to convert to amortizing or balloon during 2023 • Avg. origination FICO 762 • Avg. new loan $12,899 • 3Q23 Yield 7.93% • Avg. origination FICO 755 • 3Q23 Yield 6.35% • 3Q23 QTD NCO 3.14% • Avg. origination FICO 770 • Avg. new line $8,820 • 3Q23 Yield 15.57% • 3Q23 QTD NCO 3.48% 3% 6% 4%5% 12% 6% 8% 17% 10% 81% 63% 77% 3% 2% 3% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 09/30/2023. (2) Other Consumer consists primarily of EnerBank and Direct portfolios. Residential Mortgage Consumer - Exit Portfolios Consumer Credit Card Home Equity Other Consumer(2)

Leveraged portfolio

(outstanding balances as of September 30, 2023)

GENERATING Consistent Sustainable Long-term Performance

Diversified Portfolio



Other (Portfolios <5% of total)
25%
Administrative, Support, Waste & Repair
6%
Utilities
7%
Wholesale
8%
Manufacturing
8%
$3.1B
Information
24%
Professional, Scientific & Technical Services
22%

Important Factors

- Consistent with Moody's historical Regional Bank Survey definition; Commitments >$5M with funded debt to EBITDA>4.0x
  - Commitments are $4.2B
- Not a strategic growth objective; used to support client relationships
- Sponsor-owned clients as a percentage of total portfolio continue to decline
- Enhanced centralized underwriting, servicing, and credit adjudication
- Limited participation in the highest risk segments of leveraged loans - Covenant Lite & Term Loan B
- Approximately 96% of leveraged loans outstanding are also SNCs

REGIONS 25

SNC Portfolio

(outstanding balances as of September 30, 2023)

GENERATING Consistent Sustainable Long-term Performance

Shared National Credit Balances by Sector


Other (Portfolios <5% of total)
16.0%
CRE_Unsecured_Non-REIT
5.3%
CRE-Unsecured REIT
18.7%
Financial_Services
16.2%
Technology_Services
13.8%
Commodities
10.6%
Manufacturing
6.9%
Distribution
6.5%
Business_Services
6.0%
$27.0B

Portfolio Characteristics

- Improved portfolio composition and asset quality through focus on lower risk segments
- 43% of balances are Investment Grade
- 11% of balances are leveraged(2)
- Regions is agent or holds a title role for over half of SNC balances
- For the 1H2023, Regions market share ranked above its Peer group median in the Agent Only league table standings(1)

(1) Sourced from Refinitive Loan Connector Agent Only League Table Data where peers include: CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. (2) Consistent with Moody's historical Regional Bank Survey definition.

REGIONS 26

27 Shared National Credit Outstandings: $14B (51%) Select and Investment Grade Asset Securitization $1.7 6.4% Real Estate Investment Trusts (REITs) $5.3 19.5% Subscription Lines $0.9 3.3% Investment Grade Utilities $1.1 4.1% Superior Transaction And Return Relationships (STARR) $0.5 1.8% Investment Grade $4.2 15.7% Non-Investment Grade $13.3 49.2% Some STARR SNC Outstandings overlap with other Select segments and are excluded from STARR amounts above. Total SNC STARR Outstandings are $1.5B $27.0B SNC Portfolio (outstanding balances as of September 30, 2023) Select Portfolios Investment Grade (Non-Select Portfolios) Non-Investment Grade (Non-Select Portfolios)

28 Management uses computations of earnings and certain other financial measures, which exclude certain adjustments that are included in the financial results presented in accordance with GAAP, to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Net loan charge-offs (GAAP) are presented excluding adjustments to arrive at adjusted net loan-charge offs (non-GAAP). Adjusted net loan charge-offs as a percentage of average loans (non-GAAP) are calculated as adjusted net loan charge-offs (non-GAAP) divided by average loans (GAAP) and annualized. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common stockholders’ equity and return on average tangible common shareholders' equity (ROATCE) ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity and ROATCE are not formally defined by GAAP or prescribed in any amount by federal banking regulations they are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Adjustments to shareholders' equity include intangible assets and related deferred taxes and preferred stock. Additionally, adjustments to ROATCE include accumulated other comprehensive income. The Company also presents accumulated other comprehensive excluding adjustments to arrive at adjusted accumulated other comprehensive income (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove the effects of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non- GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP information

29 Non-GAAP reconciliation Non-interest expense Twelve Months Ended December 31 ($ amounts in millions) 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: Contribution to Regions Financial Corporation foundation — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — (4) — — Loss on early extinguishment of debt — (20) (22) (16) — — (14) Salary and employee benefits—severance charges — (6) (31) (5) (61) (10) (21) Acquisition expense — — (1) — — — — Adjusted non-interest expense (non-GAAP) $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

30 Non-GAAP reconciliation Adjusted Net Charge-Offs and Ratio For the Quarter Ended ($ amounts in millions) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Net loan charge-offs (GAAP) $ 101 $ 81 $ 83 $ 69 $ 110 Less: charge-offs associated with the sale of unsecured consumer loans — — — — 63 Adjusted net loan charge-offs (non-GAAP) $ 101 $ 81 $ 83 $ 69 $ 47 Adjusted net loan charge-offs as a % of average loans, annualized (non-GAAP) 0.40% 0.33% 0.35% 0.29% 0.19%

31 Non-GAAP reconciliation Pre-tax pre-provision income (PPI) Quarter Ended ($ amounts in millions) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 3Q23 vs. 2Q23 3Q23 vs. 3Q22 Net income available to common shareholders (GAAP) $ 465 $ 556 $ 588 $ 660 $ 404 $ (91) (16.4) % $ 61 15.1 % Preferred dividends (GAAP) 25 25 24 25 25 — — % — — % Income tax expense (GAAP) 129 147 177 187 133 (18) (12.2) % (4) (3.0) % Income before income taxes (GAAP) 619 728 789 872 562 (109) (15.0) % 57 10.1 % Provision for (benefit from) credit losses (GAAP) 145 118 135 112 135 27 22.9% 10 7.4 % Pre-tax pre-provision income (non-GAAP) 764 846 924 984 697 (82) (9.7) % 67 9.6 % Other adjustments: Securities (gains) losses, net 1 — 2 — 1 1 NM — — % Leveraged lease termination gains, net — — (1) — — — NM — NM Insurance proceeds — — — (50) — — NM — NM Salaries and employee benefits—severance charges 3 — — — — 3 NM 3 NM Branch consolidation, property and equipment charges 1 1 2 5 3 — — % (2) (66.7) % Professional, legal and regulatory expenses — — — — 179 — NM (179) (100.0) % Total other adjustments 5 1 3 (45) 183 4 400.0% (178) (97.3) % Adjusted pre-tax pre-provision income (non-GAAP) $ 769 $ 847 $ 927 $ 939 $ 880 $ (78) (9.2) % $ (111) (12.6) % NM - Not Meaningful

Non-GAAP reconciliation

NII, non-interest income/expense, and efficiency ratio

GENERATING Consistent Sustainable Long-term Performance

($ amounts in millions)		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	3Q23 vs. 2Q23		3Q23 vs. 3Q22	
		Quarter Ended								
Non-interest expense (GAAP)	A	**$ 1,093**	$ 1,111	$ 1,027	$ 1,017	$ 1,170	$ (18)	(1.6)%	$ (77)	(6.6)%
Adjustments:										
Branch consolidation, property and equipment charges		**(1)**	(1)	(2)	(5)	(3)	—	— %	2	(66.7)%
Salary and employee benefits—severance charges		**(3)**	—	—	—	—	(3)	NM	(3)	NM
Professional, legal and regulatory expenses		**—**	—	—	—	(179)	—	NM	179	(100.0)%
Adjusted non-interest expense (non-GAAP)	B	**$ 1,089**	$ 1,110	$ 1,025	$ 1,012	$ 988	$ (21)	(1.9)%	$ 101	10.2 %
Net interest income (GAAP)	C	**$ 1,291**	$ 1,381	$ 1,417	$ 1,401	$ 1,262	$ (90)	(6.5)%	$ 29	2.3 %
Taxable-equivalent adjustment		**13**	12	13	13	12	1	8.3 %	1	8.3 %
Net interest income, taxable-equivalent basis	D	**$ 1,304**	$ 1,393	$ 1,430	$ 1,414	$ 1,274	$ (89)	(6.4)%	$ 30	2.4 %
Non-interest income (GAAP)	E	**566**	576	534	600	605	(10)	(1.7)%	(39)	(6.4)%
Adjustments:										
Securities (gains) losses, net		**1**	—	2	—	1	1	NM	—	— %
Leveraged lease termination gains		**—**	—	(1)	—	—	—	NM	—	NM
Insurance Proceeds		**—**	—	—	(50)	—	—	NM	—	NM
Adjusted non-interest income (non-GAAP)	F	**$ 567**	$ 576	$ 535	$ 550	$ 606	(9)	(1.6)%	$ (39)	(6.4)%
Total revenue	C+E=G	**$ 1,857**	$ 1,957	$ 1,951	$ 2,001	$ 1,867	$ (100)	(5.1)%	$ (10)	(0.5)%
Adjusted total revenue (non-GAAP)	C+F=H	**$ 1,858**	$ 1,957	$ 1,952	$ 1,951	$ 1,868	$ (99)	(5.1)%	$ (10)	(0.5)%
Total revenue, taxable-equivalent basis	D+E=I	**$ 1,870**	$ 1,969	$ 1,964	$ 2,014	$ 1,879	$ (99)	(5.0)%	$ (9)	(0.5)%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	**$ 1,871**	$ 1,969	$ 1,965	$ 1,964	$ 1,880	$ (98)	(5.0)%	$ (9)	(0.5)%
Efficiency ratio (GAAP)	A/I	**58.5 %**	56.4 %	52.3 %	50.5 %	62.3 %				
Adjusted efficiency ratio (non-GAAP)	B/J	**58.2 %**	56.4 %	52.2 %	51.6 %	52.6 %				
Fee income ratio (GAAP)	E/I	**30.3 %**	29.3 %	27.2 %	29.8 %	32.2 %				
Adjusted fee income ratio (non-GAAP)	F/J	**30.3 %**	29.3 %	27.2 %	28.0 %	32.2 %				

NM - Not Meaningful

REGIONS 32

33 Non-GAAP reconciliation NII, non-interest income/expense, and efficiency ratio Twelve Months Ended December 31 ($ amounts in millions) 2022 Non-interest expense (GAAP) A $ 4,068 Adjustments: Branch consolidation, property and equipment charges (3) Professional, legal and regulatory expenses (179) Adjusted non-interest expense (non-GAAP) B $ 3,886 Net interest income (GAAP) C $ 4,786 Taxable-equivalent adjustment 47 Net interest income, taxable-equivalent basis D $ 4,833 Non-interest income (GAAP) E $ 2,429 Adjustments: Securities (gains) losses, net 1 Leveraged lease termination gains (1) Insurance proceeds (50) Adjusted non-interest income (non-GAAP) F $ 2,379 Total revenue C+E= G $ 7,215 Adjusted total revenue (non-GAAP) C+F=H $ 7,165 Total revenue, taxable-equivalent basis D+E=I $ 7,262 Adjusted total revenue, taxable-equivalent basis (non-GAAP) D+F=J $ 7,212 Efficiency ratio (GAAP) A/I 56.0 % Adjusted efficiency ratio (non-GAAP) B/J 53.9 % Fee income ratio (GAAP) E/I 33.5 % Adjusted fee income ratio (non-GAAP) F/J 33.0%

34 Quarter Ended ($ amounts in millions) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders (GAAP) A $ 465 $ 556 $ 588 $ 660 $ 404 Average shareholders' equity (GAAP) $ 16,468 $ 16,892 $ 16,457 $ 15,442 $ 16,473 Less: Average intangible assets (GAAP) 5,955 5,966 5,977 5,996 6,019 Average deferred tax liability related to intangibles (GAAP) (106) (104) (103) (105) (104) Average preferred stock (GAAP) 1,659 1,659 1,659 1,659 1,659 Average tangible common shareholders' equity (non-GAAP) B $ 8,960 $ 9,371 $ 8,924 $ 7,892 $ 8,899 Less: Average AOCI, after-tax (3,684) (2,936) (3,081) (3,535) (2,213) Average tangible common shareholders' equity excluding AOCI (non-GAAP) C $ 12,644 $ 12,307 $ 12,005 $ 11,427 $ 11,112 Return on average tangible common shareholders' equity (non-GAAP) A/B 20.58% 23.82% 26.70% 33.20% 18.02 % Return on average tangible common shareholders' equity excluding AOCI (non-GAAP) A/C 14.58% 18.14% 19.85% 22.91% 14.42 % Non-GAAP reconciliation Return on average tangible common shareholders' equity

35 As of ($ amounts in millions) 9/30/2023 ADJUSTED CET1 RATIO Common equity(1) A $ 13,056 Adjustments: AOCI gain (loss) on securities(2) (3,084) AOCI gain (loss) on defined benefit pension plans and other post employment benefits (403) Adjusted common equity (non-GAAP) B $ 9,569 Total risk-weighted assets(1) C $ 126,667 CET1 ratio(1)(3) A/C 10.3 % Adjusted CET1 ratio (non-GAAP)(1)(3) B/C 7.6 % Non-GAAP reconciliation Adjusted CET1- inclusive of AOCI(4) (1) Common equity as well as Total risk-weighted assets are estimated. (2) Represents AOCI on AFS and HTM securities (3) Amounts calculated based upon whole dollar values (4) Consistent with the proposed Basel III Endgame rules, AOCI for CF hedges remains excluded.

36 Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Volatility and uncertainty related to inflation and the effects of inflation, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • The impact of pandemics, including the COVID-19 pandemic, on our businesses, operations, and financial results and conditions. The duration and severity of any pandemic could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios, and our ability to return capital to shareholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Rising interest rates could negatively impact the value of our portfolio of investment securities. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • The effects of social media on market perceptions of us and banks generally. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. Forward-looking statements

37 • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. Forward-looking statements (continued)

38 • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • Our ability to achieve our expense management initiatives. • Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2022 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-looking statements (continued)

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